EXHIBIT 32.2

                                 CERTIFICATION

      I, Anna M. Morrison, Chief Accounting Officer of American Vantage Companies (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (c) the Quarterly Report on Form 10-QSB/A of the Company for the three and six months ended June 30, 2004, to which this certification is an exhibit (the "Report"), fully complies with the requirements of
            Section 13(a) of the Securities Exchange Act of 1934; and

      (d) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 3, 2005                        /s/ Anna M. Morrison
                                           -------------------------------------
                                           Anna M. Morrison,
                                           Chief Accounting Officer
                                           (Principal Financial Officer)



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